Exhibit 99.1
Presentation June 2008 (r)

Forward-Looking Statements and Non-GAAP Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "anticipate," "estimate," "intend," "forecast," "may," "project", "outlook" and similar expressions identify forward-looking statements. These forward-looking statements are based on management's current expectations, estimates and projections and speak only as of the date of this presentation. Forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results in the future to differ materially from the results projected or implied in any forward-looking statements contained in this presentation. The factors that could affect future results and could cause these results to differ materially from those expressed in the forward- looking statements include, but are not limited to, those described under Item 1A, "Risk Factors" of the Company's Annual Report on Form 10-K for the year ended July 28, 2007, and other risks outlined in the Company's periodic filings with the Securities and Exchange Commission ("SEC"). Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. This presentation includes certain "non-GAAP" financial measures as defined by SEC rules. As required by the SEC we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slides included at the end of this presentation.

Dycom Industries Introduction Leading provider of specialty contracting services principally to telephone and cable companies Telecommunications industry dynamics driving growth potential Major participant in a large, but fragmented industry, which offers acquisition opportunities Significant portion of revenues from multi-year Master Service Agreements Experienced management team operating through a decentralized, customer-focused organizational structure Strong financial resources

Revenue Mix Quarter Ended April 26, 2008 - $293.4 million Telecommunications Underground Facility Locating Electric Utilities and Other Construction and Maintenance Q3 2008 Telecommunications 0.771 Underground Facility Locating 0.184 Electric Utilities and Other Customers 0.045

Providing End-To-End Services Engineering Underground Facility Locating Outside Plant & Equipment Installation Premise Equipment Installation

Headquartered in Palm Beach Gardens, Florida Third quarter fiscal 2008 revenues of $293.4 million Strong financial profile Shareholders' equity $451.5 million Committed Bank Facility - $194.1 million available at April 26, 2008 Operating Cash Flow in excess of $108 million last fiscal year and $23.9 million during third quarter of fiscal 2008 Nationwide footprint Operates in 48 states and to a limited extent in Canada 30 operating subsidiaries and hundreds of field offices Over 10,700 employees Listed on the NYSE under the ticker: DY Dycom Industries At a Glance Dycom is a leading telecommunications infrastructure provider in the United States

Strong subsidiaries, broad national footprint Subsidiaries Cable Connectors UtiliQuest Dycom's Nationwide Presence LAMBERTS Dycom Operating Overview

Industry Developments... Telephone/cable industry convergence - a reality Competition for customers drives growth Network bandwidth expansion - an imperative Telephone companies expanding network capacity Cable responding to match capabilities and facilitate new products such as VOIP, HDTV, and wideband Product bundles - key to telephone/cable success Decrease churn Provide revenue growth opportunities to offset market share erosion Differentiate service from satellite video providers

....And Opportunities Increased capital spending Telephone company deployments of Fiber (FTTx) Cable company bandwidth expansion to 860 mhz. and 1 ghz. Customer premise equipment deployments Renewed focus on network reliability and availability as subscribers demand better service levels Continued outsourcing as time to market and installation quality crucial for new product launches

Telecom Capital Spending Capex Commentary Renewed capital spending growth in wireline reflects burgeoning demand for voice, data and video transmission RBOCs will continue to constitute the vast majority of U.S. fixed line investment Approximately two-thirds of the RBOCs' capital budgets are expected to be from fiber initiatives Carriers are shifting capital spending to address growth needs and increased competition from cable companies Dycom is well positioned to benefit as telcos seek to upgrade networks "We still have some major urban markets to open in the next 18 to 24 months, which will significantly expand our opportunities." ..."we will be ramping FiOS even further with more homes passed." Denny Strigl, Verizon - President & COO

Cable Capital Spending Capex Commentary Spending outlook improving as some bandwidth expansion necessary Capital expenditures increasing as new product offerings, such as VOIP and HDTV, gain traction and former Adelphia properties require enhancements Ongoing plant and network enhancements are critical as cable operators begin to offer services that require greater reliability Network capacity and reliability increasingly crucial as cable companies compete with traditional telecom firms Cable spending outlook is improving "As we recapture bandwidth, we will roll out DOCSIS 3.0, which is our way of increasing high-speed data speeds up to 100 meg. We have launched this wideband product in the Twin Cities and plan to launch in about 20% of the country during this year. We think this is very important because about two-thirds of our net adds during the first quarter came from DSL. We think with wideband and DOCSIS 3.0 we have an opportunity to gain share with this increased speed." Steve Burke, Comcast - COO

"Dig Safe" laws in all 50 states require owners of underground utilities to identify and mark their facilities prior to excavation Regulate telephone, cable, power, gas, water & sewer utilities Seek to minimize network outages, protect job-site workers, and safeguard the general public Locates often required as a condition for permit issuance Generally outsourced by telecom companies and cable operators Work generated by excavators via "800 number" call centers High volume, as survey must be completed within 48-72 hours Regulatory backdrop promotes predictable, stable workflow Driven by regional macro-economic factors Underground Facility Locating Services

Dycom's Competitive Advantages Established customer relationships and reputation Broad geographic coverage Scale to satisfy customer time and service requirements Responsive, local decentralized business units Access to capital Senior management operating expertise

Dycom employs a deliberate and methodical growth strategy Growth Strategy As Opportunities Expand Build and maintain long-term customer relationships at the local level Position business to capture both recurring maintenance and new capital spending Empower subsidiary management Build relationships with customer contracting decision makers Utilize detailed knowledge of local pricing dynamics Leverage subcontractors and local trade relationships Deliberately select attractive customers with profitable business Focus on higher quality, long-term telecommunications industry leaders Selectively screen potential acquisitions Healthy players that bring long-term, established customer relationships Complement existing Dycom customer footprint Position Company for significant customer capital or maintenance spending

AT&T Total 58699864 Verizon-combined 53112651 Comcast Corporation Total 34019238 Time Warner 25753189 Embarq Total 17976690 Charter Communications 17049617 Qwest 9571864 Windstream 7734002 Cox 4176242 Cablevision 3753904 All Other 61592497 Blue-chip, predominantly investment grade clients comprise the vast majority of revenue Other Comcast Charter Cox Windstream AT&T EMBARQ Well Established Customers Fiscal Quarter Ended April 26, 2008 Customer Revenue Breakdown Qwest Verizon Time Warner Cablevision

Other Top 5 1999 200.4 295.6 2000 272.4 496 2001 318.6 488 2002 235.7 367 2003 222.9 429 2004 272.6 569.7 2005 309.5 644.4 2006 362.5 632.5 2007 418.7 719.1 AT&T Comcast EMBARQ Verizon Qwest Adelphia Charter Comm Time Warner 1999 186 148 29 19 0 0 0 7 2000 153 183 43 22 52 2 26 2 2001 171 165 43 28 57 29 51 1 2002 108 116 27 12 31 74 38 2 2003 79 204 48 3 34 29 21 3 2004 135 249 88 32 53 45 29 4 2005 173 111 74 248 38 16 35 7 2006 227 86 81 190 32 23 49 14 2007 219 132 79 204 33 0 50 85 Customer Rotation Key long-term relationships help Dycom manage the cyclical nature of telecom and cable capex spending Revenue ($ in millions) $958 $842 $588 $579 $784 $760 $496 Top 5 Customers Other 60% 40% 65% 35% 61% 39% 61% 68% 32% 67% 33% 64% 36% $995 37% 63% $1,138 34% 66% For comparison purposes, when customers have been combined through acquisition or merger, their revenues have been combined for all periods. 39%

Revenue - Quarter ended April 26, 2008 Dycom's revenue stream is primarily generated by long-term contractual agreements Master Service Agreements (MSA's) Muliti-year, multi-million dollar arrangements covering thousands of individual work orders Generally exclusive requirement contracts Long-term contracts relate to specific projects with terms in excess of one year from the contract date Short-term contracts relate to spot requirements Significant majority of contracts are based on units of delivery Q3 2008 Master Service Agreements 0.713 Long-term Contracts 0.18 Short-term Contracts 0.107 Master Service Agreements Long-term contracts Short-term contracts

Senior Management Operating Overview Seasoned management team with over 60 years for the Company and extensive industry specific experience

Financial Summary

Centralize activities which yield synergistic benefits Treasury Tax Risk management Capital asset procurement Information technology resources Decentralize financial operations to provide solid support and flexibility at operating unit level Maintain financial resources to support internal growth and acquisition opportunities Financial Overview

Fiscal Year Results (1) The amounts for FY 2004, FY2005, FY2006, and FY2007 are non-GAAP financial measures adjusted to exclude goodwill impairment charges and other adjusting items. See "Regulation G Disclosure" slides for a reconciliation of non-GAAP financial measures.

Fiscal Year Results (1) The amounts for FY2004, FY2005, FY2006, and FY2007 are non-GAAP financial measures adjusted to exclude goodwill impairment charges and other adjusting items. See "Regulation G Disclosure" slides for a reconciliation of non-GAAP financial measures.

Annual Cash Flow and EBITDA - Adjusted (non-GAAP) See "Regulation G Disclosure" slides for a reconciliation of non-GAAP financial measures.

EBITDA - Adjusted (non-GAAP) Revenue Income from continuing operations - Adjusted (non-GAAP) Q1/06 28.7 253.6 10.5 Q2/06 22.6 237.1 3.9 Q3/06 27.5 251.1 8.3 Q4/06 31.4 253.2 10.1 Q1/07 32.9 270.6 9.5 Q2/07 27.9 258.3 5.6 Q3/07 35.8 291.6 11.1 Q4/07 42.7 317.3 14.5 Q1/08 45.1 329.7 15.3 Q2/08 23.2 284.8 1.5 Q3/08 27.5 293.4 5.5 Quarterly Revenue, EBITDA - Adjusted (non-GAAP) and Income from Continuing Operations - Adjusted (non-GAAP) US$ in millions US$ in millions Revenue Adjustments to GAAP financial measures are as follows: Q3-FY06 excludes a goodwill impairment charge of $14.8 million. There was no tax benefit related to this charge. Q3-FY07 excludes a gain on sale of real estate of $2.5 million ($1.5 million after tax). Q2-FY08 excludes $7.6 million settlement of wage & hour litigation Q3-FY08 excludes reversal of $1.7 million ($1.0 million after-tax) for resolution of pre-acquisition liability & $1.1 million reversal of FIN 48 tax liabilities See "Regulation G Disclosure" slides for a reconciliation of non-GAAP financial measures.

Quarterly Cash Flow and Cap-ex, net

Strong Financial Profile to Support Growth Annual EBITDA-Adjusted (non-GAAP) represents the sum of the four most recent quarters of EBITDA-Adjusted (non-GAAP) which excludes a $7.6 million settlement of wage & hour litigation and the reversal of $1.7 million in expense for the resolution of a pre-acquisition liability . See "Regulation G Disclosure" slides for a reconciliation of non-GAAP financial measures. ($ in millions)

Regulation G Disclosure

Regulation G Disclosure

Appendix: Regulation G Disclosure

Presentation June 2008 (r)